COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2022, the Company had several agreements with third parties related to the manufacturing of RUCONEST and development of new products. In these agreements certain minimum volumes are committed. Total potential liabilities under these agreements for the year ended December 31, 2022 and December 31, 2021 are approximately $73.8 million and $97.3 million, of which $20.8 million relates to 2023 and $53.0 million relates to 2024 and further. All expenditures relate to the cost of goods.

Joenja® (lensiolisib) milestone commitments
In August 2019, Pharming entered into a development collaboration and license agreement with Novartis to develop and commercialize leniolisib, a P13Kδ inhibitor being developed by Novartis to treat patients with APDS. In November 2022, Pharming submitted regulatory filings to the FDA and EMA for the purpose to commercialize leniolisib. On March 24, 2023, Pharming received FDA approval for the commercialization of Joenja® (leniolisib) in the United States. Pharming is preparing its first Joenja® (leniolisib) sale in the second quarter of 2023. We anticipate that the CHMP will issue its opinion on the leniolisib MAA in the second half of 2023 and expect European marketing authorisation approximately two months later.
As a result of the FDA approval and the expected EMA approval, it is expected that the first commercial sale of Joenja® (leniolisib) will be made which triggers milestone payments for a maximum amount of $20 million to Novartis. Furthermore, Pharming is committed to certain milestone payments based on actual worldwide annual sales. The total commitment equals $180 million when yearly net sales reach $500 million. The first milestone equals $5 million when yearly net sales reach $50 million.
In addition to these milestone payments, the Company has agreed to pay royalty fees to Novartis. These royalties are calculated as a fixed percentage over net sales, growing to a maximum of 18% when net sales exceed $300 million. These royalty payments have a term of 10 years. The minimum royalty liability of 12% is applicable for sales up until $150 million. The timing of the milestone payments, except for the milestones related to the first commercial sale in the U.S. and Europe, and royalty payments is uncertain as these are highly dependent on the enrollment of new patients for leniolisib.
After the FDA approval of March 24, 2023, Pharming has obtained an FDA Priority review voucher. As part of the agreement with Novartis, Novartis has the right to purchase this voucher from Pharming for an amount of 20% of the average sale price of similar transactions. This right expires within three years after the receipt of the voucher.